American Beacon Balanced Fund
American Beacon Large Cap Value Fund
American Beacon Mid-Cap Value Fund
American Beacon Small Cap Value Fund
American Beacon International Equity Fund
American Beacon Emerging Markets Fund
American Beacon High Yield Bond Fund
American Beacon Retirement Income and Appreciation Fund
American Beacon Intermediate Bond Fund
American Beacon Short-Term Bond Fund

Supplement dated March 5, 2013
to the
Prospectus dated February 28, 2013

The information below supplements the Prospectus dated February 28, 2013 and is in addition to any other supplement(s):

In the “About Your Investment” section “Waiver of CDSCs- A Class and C Class Shares” sub-section is deleted and replaced with the following:

Waiver of CDSCs - A Class and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Funds’ transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Funds’ transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

 ●           The redemption is due to a shareholder’s death or post-purchase disability;

●           The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

●           The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

●           The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2;

●           The redemption is due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions;

●           The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

●           The redemption is to return excess contributions made to a retirement plan; or

●           The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for C Class and A Class shares is available, free of charge, on the Fund’s website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE